Exhibit 10.1

AMENDMENT
TO REVOLVING CREDIT AND SECURITY AGREEMENT

THIS AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT (the “Amendment”), is entered into as of October __, 2011 (the “Effective Date”), by and among ANTE5, INC., a Delaware corporation (“Borrower”), the undersigned lenders holding at least fifty percent (50%) of the Commitment Percentages (as defined in the Well Financing Agreement, as defined below)(collectively, the “Lenders” and individually a “Lender”) and PRENANTE5, LLC, as agent for Lenders (PrenAnte5, LLC, in such capacity, the “Agent”).  In consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

RECITALS

A.           On May 2, 2011, Borrower, Agent and the Lenders entered into that certain Revolving Credit and Security Agreement (the “Well Financing Agreement”) providing for credit in the amount of up to $10,000,000.00.

B.           Borrower has requested that certain amendments be made to the Well Financing Agreement, all as more fully described herein.  Agent and the Required Lenders have agreed to make such amendments pursuant to the provisions of this Amendment.

C.           As required under the terms of the Well Financing Agreement, Borrower, Agent and the Required Lenders have approved this Amendment in accordance with authority granted under the terms of Section 15.2(b) of the Well Financing Agreement.

D.           The parties desire to set forth their agreement with respect to such amendment to the Well Financing Agreement in accordance with the terms and conditions of this Amendment and the Well Financing Agreement.

NOW THEREFORE, in consideration of the facts set forth in these Recitals which the parties agree are true and correct, and in consideration for entering into this Amendment, the parties agree as follows:

AMENDMENT

1.           Defined Terms.  Except as amended by this Amendment, all terms used and not otherwise defined herein shall have the meanings assigned to them in the Well Financing Agreement.

2.           Amendment to Well Financing Agreement:

The definition of “Change in Control” set forth in the Well Financing Agreement in Article I is amended and restated to read as follows:

“Change of Control” shall mean that (a) Bradley Berman shall cease to serve as the Chairman of the Board of the Borrower, (b)  any "Person" or “group” (within the meaning of Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), of 50% or more of the Equity Interests of the Borrower who were not the beneficial owners of 50% or more of the outstanding Equity Interests of the Borrower as of the date hereof; (c) the stockholders of Borrower approve or the Borrower consummates (I) a plan of liquidation of Borrower or (II) the sale or other disposition by Borrower of all or substantially all of Borrower’s assets; or (d) a merger or consolidation of Borrower with any other entity is consummated other than a merger, conversion or consolidation which results in the holders of 50% or more of the voting securities of Borrower outstanding immediately prior thereto continuing to hold (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the surviving entity's outstanding voting securities immediately after such merger, conversion or consolidation; or (e) a majority of the members of the Board of Directors do not constitute Continuing Directors.

3.           Miscellaneous.

(a)           Effect; Ratification.  The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to, or an acknowledgment of, any amendment, waiver or modification of any other term or condition of the Well Financing Agreement or (ii) prejudice any right or remedy which any Lender may now have or may have in the future under or in connection with the Well Financing Agreement, as amended hereby, or any other instrument or agreement referred to therein.  Each reference in the Well Financing Agreement to “this Agreement,” “herein,” “hereof” and words of like import shall mean the Well Financing Agreement, as amended hereby.

(b)           Counterparts.  This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

(c)           Severability.  Any provision contained in this Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

(d)           Governing Law.  This Amendment shall be governed and construed in accordance with the laws of the State of Delaware applied to contracts to be performed wholly within the State of Delaware.

(e)           Agent’s Attorneys’ Fees.  In accordance with Section 15.9 of the Well Financing Agreement, the Borrower shall pay the attorneys’ fees incurred by Agent in connection with this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed as of the date first written above.

ANTE5, INC.

By:_________________________________
Name:_______________________________
Title:________________________________

PRENANTE5, LLC,
as Lender and as Agent

By:_________________________________
Name:_______________________________
Title:________________________________

Address: 623 Fifth Avenue, 32nd Floor New York, NY 10022 Attention: Michael Zimmerman Telephone: (212) 756-8040 Facsimile: (22) 756-1480